SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8K12g3

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  April 5, 2002


                                PNW CAPITAL, INC.
                          ----------------------------
       (Exact name of registrant as specified in its charter post-merger)

Delaware                         000-30651                  06-1474412
---------------------            ---------                  -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
      --------------------------------------------------------------------
                             (Address of Registrant)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (416) 999-3188

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Michael Johnson & Co., LLC., formerly auditors for the Company, was terminated as auditor on April 5, 2002. Toski, Schaefer & Co., P.C. were engaged in as auditors for Company.

               The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

               In connection with audit of the most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

               The audit report by Michael Johnson & Co., P.C.for the year ended December, 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.



ITEM 5. OTHER EVENTS

        None.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

        None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

            Exhibits:

                Pro Forma Financial Information for PNW Capital, Inc. F-1 - F-5

                Financial Statements for year ended 9/30/00 for Stralak Resources, Inc. (now known as Industrial Minerals Incorporated) F-6 - F-12

                Audited financial statements for year ended 9/30/01 and 9/30/00 for Industrial Minerals Incorporated F-13 - F-19

                Audited Interim Financial Statements for period ended 9/30/01 and 12/31/01 for Industrial Minerals Incorporated F-20 - F-29

               16.1     Resignation of Michael Johnson & Co., LLC.
               23.1     Consent of Michael Johnson & Co., LLC.
               23.2     Consent of Toski, Schaefer & CO., P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2002                   INDUSTRIAL MINERALS INCORPORATED


                                           /s/ John Melynk
                                       By: -------------------------------------
                                           John Melnyk, CEO, Secretary/Treasurer

                                PNW CAPITAL, INC.
                          (A Development Stage Company)
                          Index to Financial Statements





Accountants' Complilation Report                                     F-2

Balance Sheet
    December 31, 2001 (Pro Forma)                                    F-3

Statement of Operations
    December 31, 2001 (Pro Forma)                                    F-4

Notes to Financial Statements                                        F-5

                          Toski, Schaefer & Co., P.C.
                          Certified Public Accountants
                             55 International Drive
                         Williamsville, New York 14221
                                 (716) 634-0700





                         ACCOUNTANTS' COMPILATION REPORT



The Board of Directors
PNW Capital, Inc.
(A Development Stage Company):


We have compiled the accompanying pro forma balance sheet of PNW Capital, Inc. as of December 31, 2001, and the related pro forma statement of operations for the year then ended.

The objective of this pro forma financial information is to show what the effects on the historical financial information might have been had the acquisition of Industrial Minerals Incorporated by PNW Capital, Inc. occurred at an earlier date. However, the pro forma financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned acquisition actually occurred earlier.

The accompanying presentation and this report were prepared for the purpose of filing with the U.S. Securities and Exchange Commission and should not be used for any other purpose.

A compilation is limited to presenting in the form of pro forma financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the pro forma transactions. We have not audited or reviewed the accompanying pro forma financial statements and, accordingly, do not express an opinion or any other form of assurance on them.




/s/ Toski, Schaefer & Co., PC
Williamsville, New York
March 28, 2002



                                        PNW CAPITAL, INC.
                        Pro Forma Combined Balance Sheet (Unaudited) for
                     PNW Capital, Inc. and Industrial Minerals Incorporated
                                     as of December 31, 2001



                                                            Historical
                                                            ----------
                                                        PNW         Industrial
                                                        Capital,    Minerals          Pro Forma
                Assets                                  Inc.        Incorporated      Adjustments        Pro Forma
                ------                                  ----        ------------      -----------        ---------
Cash                                             $            21             134              -                 155
Development costs                                           -             64,243              -              64,243
Equipment, at cost                                          -          3,500,000              -           3,500,000
Deposit on leased mineral claim option                      -              1,950              -               1,950
                                                 ----------------   ------------   ----------------    ------------

                  Total assets                   $            21       3,566,327              -           3,566,348
                                                  ==============       =========   ================       =========

     Liabilities and Stockholders' Equity
     ------------------------------------

Liabilities - accounts payable:
     Non-related parties                                  17,629          24,943              -              42,572
     Related parties                                        -            220,452              -             220,452
                                                 ----------------     ----------   ----------------      ----------

                  Total liabilities                       17,629         245,395              -             263,024
                                                     -----------      ----------   ----------------      ----------

Stockholders' equity:
     Common stock                                            100          35,000  (2)       (35,000)          3,250
                                                                                  (1)         3,150
     Additional paid in capital                        1,754,535       3,295,000  (2)        35,000       3,309,142
                                                                                  (1)        (3,150)
                                                                                  (3)    (1,772,243)
     Accumulated deficit                              (1,772,243)         (9,068) (3)     1,772,243          (9,068)
                                                       ---------    ------------          ---------    ------------

                  Total stockholders'
                    equity                               (17,608)      3,320,932              -           3,303,324
                                                     -----------       ---------   ----------------       ---------

                  Total liabilities and
                    stockholders' equity         $            21       3,566,327              -           3,566,348
                                                  ==============       =========   ================       =========




         See accompanying notes to the pro forma financial statements.



                                                PNW CAPITAL, INC.
                           Pro Forma Combined Statement of Operations (Unaudited) for
                             PNW Capital, Inc. and Industrial Minerals Incorporated
                                      for the year ended December 31, 2001






                                                                  Historical
                                                                  ----------
                                                           PNW             Industrial
                                                           Capital,        Minerals           Pro Forma
                                                              Inc.         Incorporated      Adjustments  Pro Forma
                                                           --------        ------------      -----------  ---------
Revenue                                              $       120           -                  -                 120
                                                        --------       ---------          ---------        --------

Expenses:
     Consulting and management fees                       60,000           -                  -              60,000
     Professional fees                                     -               6,510              -               6,510
     Organization fees                                     -               1,844              -               1,844
     Other general and administrative                      7,371             714              -               8,085
                                                         -------          ------          ---------         -------

                  Total expenses                          67,371           9,068              -              76,439
                                                          ------           -----          ---------          ------

                  Net loss                           $   (67,251)         (9,068)             -             (76,319)
                                                          ======           =====          =========          ======



         See accompanying notes to the pro forma financial statements.

                                PNW CAPITAL, INC.

                Notes to Unaudited Pro Forma Financial Statements

                                December 31, 2001



(1)  Pro Forma Changes
----------------------

     On January 31, 2002, PNW Capital, Inc. entered into a definitive acquisition agreement to acquire Industrial Minerals Incorporated, a private Nevada corporation. The business combination closed on February 20, 2002 and is a reverse merger, accounted for as a recapitalization of Industrial Minerals Incorporation. PNW Capital, Inc. issued 31,511,750 shares of common stock to complete the transaction.

(2)  Pro Forma Adjustments
     ---------------------

     The pro forma adjustments at December 31, 2001 consist of the following:

         (1) Issuance of 31,511,750 shares of common stock, par value $.0001, to effect the reverse merger.

         (2)   Elimination of Industrial Minerals Incorporated's common stock.

         (3)   Elimination of PNW Capital, Inc.'s pre-merger expenses.

                             STRALAK RESOURCES, INC.*
                          (A Development Stage Company)

                                Table of Contents







                                                                   Page

Independent Auditor's Report                                        F-7

Financial Statements:
   Balance Sheet                                                    F-8

   Statement of Stockholders' Equity                                F-9

   Statement of Cash Flows                                          F-10

Notes to Financial Statements                                       F-11 - F-12



                                    * * * * *

* Former name of Industrial Minerals Incorporated.

                          Toski, Schaefer & Co., P.C.
                          Certified Public Accountants
                             55 International Drive
                         Williamsville, New York 14221
                                 (716) 634-0700






                          INDEPENDENT AUDITOR'S REPORT



The Board of Directors
Stralak Resources, Inc.
(A Development Stage Company):



We have audited the accompanying balance sheet of Stralak Resources, Inc. (A Development Stage Company) as of September 30, 2000 and the related statements of stockholders' equity and cash flows for the period from May 9, 2000 (date of inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stralak Resources, Inc. (A Development Stage Company) as of September 30, 2000 and the results of its operations and its cash flows for the period from May 9, 2000 (date of inception) to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ Toski, Schaefer & Co., P.C.
Williamsville, New York
November 7, 2001

                             STRALAK RESOURCES, INC.
                          (A Development Stage Company)

                                  Balance Sheet

                               September 30, 2000




                      Assets
                      ------

Development costs                                                  $   42,300
                                                                   ==========


    Liabilities and Stockholders' Equity



Liabilities - accounts payable - related party                         12,300

Stockholders' equity - common stock, $.001 par value,
     50,000,000 shares authorized, 30,000,000 shares
     issued and outstanding                                            30,000
                                                                       ------


             Total liabilities and stockholders' equity            $   42,300
                                                                   ==========



                See accompanying notes to financial statements.

                             STRALAK RESOURCES, INC.
                          (A Development Stage Company)

                        Statement of Stockholders' Equity

               For the period from May 9, 2000 (date of inception)
                              to September 30, 2000







Stockholders' equity at inception                                  $    -
                                                                   ----------

Issuance of common stock                                               30,000
                                                                   ----------

Stockholders' equity at end of period                              $   30,000
                                                                   ==========


                See accompanying notes to financial statements.

                             STRALAK RESOURCES, INC.
                          (A Development Stage Company)

                             Statement of Cash Flows

               For the period from May 9, 2000 (date of inception)
                              to September 30, 2000







Supplemental schedule of non-cash
  investing and financing activities:
        Development costs financed by:
         Accounts payable - related party                     $  12,300

         Issuance of common stock                                30,000
                                                              ---------

                                                              $  42,300
                                                              =========




                See accompanying notes to financial statements.

                             STRALAK RESOURCES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements

                               September 30, 2000


(1)  Organization and Summary of Significant Accounting Policies
----------------------------------------------------------------

     (a) Organization
     ----------------
         Stralak Resources, Inc. (the Company) is a Nevada Corporation formed to acquire mineral rights for future production and sale of carbon flake graphite. The Company is currently in the development stage and is primarily focused on acquiring mineral rights for future excavation.

     (b) Basis of Accounting
     -----------------------
         The accompanying financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States of America.

     (c) Estimates
     -------------
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

     (d) Income Taxes
     ----------------
         The Company is liable for income taxes on any taxable income generated.

(2)  Development Costs
----------------------

     Development costs represent exploration, survey, geology and geologic reserve review on the mineral rights associated with the mineral rights purchase agreement (note 4).

(3)  Related Party Transaction
------------------------------
     At September 30, 2000, the Company had accounts payable of $12,300 due to Westland Capital, Inc., for development costs. Westland Capital, Inc. is the sole stockholder of Stralak Resources, Inc.

(4)  Subsequent Events
----------------------

     (a) Option on Leased Mineral Claims
     -----------------------------------
         In September 2001, Westland Capital, Inc. signed an option on leased mineral claims (the Agreement) on behalf of the Company and made a $3,000 (Canadian dollars) deposit ($1,950 U.S. dollars) on mineral claims in the Township of Maria, in the Province of Ontario. A closing on the Agreement will take place within 45 days of the seller providing proof of clear title that is satisfactory to Westland Capital, Inc. and proof of consent of the Ministry of Northern Development and Mines in Ontario, to the transfer of the claim.

                             STRALAK RESOURCES, INC.
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued

                               September 30, 2000



(4)  Subsequent Events, Continued
---------------------------------

     In accordance with the Agreement, at closing the Company is required to make a payment amounting to $47,000 (Canadian dollars). In addition, the Company is required to make royalty payments to the seller of $20 (Canadian dollars) per ton of graphite carbon concentrate produced and 2.5% of net smelter return payable on any other minerals derived from the property. An advance royalty of $27,000 (Canadian dollars) annually will be paid to the seller in semi-annual installments, the first payment being due six months after the closing and subsequent payments at six month intervals thereafter.

     (b) Change of Name
     ------------------
         In August 2001, the Company changed its name from Stralak Resources,
              Inc. to Industrial Minerals Incorporated.

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                                Table of Contents




                                                                  Page

Independent Auditor's Report                                       F-14

Financial statements:
   Balance Sheets                                                  F-15

   Statements of Stockholders' Equity                              F-16

   Statements of Cash Flows                                        F-17

Notes to Financial Statements                                      F-18 - F-19



                                    * * * * *

                          Toski, Schaefer & Co., P.C.
                          Certified Public Accountants
                             55 International Drive
                         Williamsville, New York 14221
                                 (716) 634-0700






                          INDEPENDENT AUDITOR'S REPORT



The Board of Directors
Industrial Minerals Incorporated
(A Development Stage Company):


We have audited the accompanying balance sheets of Industrial Minerals Incorporated (A Development Stage Company) as of September 30, 2001 and 2000, and the related statements of stockholders' equity and cash flows for the year ended September 30, 2001, and the period from May 9, 2000 (date of inception) to September 30, 2000 and May 9, 2000 (date of inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Industrial Minerals Incorporated (A Development Stage Company) as of September 30, 2001 and 2000 and the results of its operations and its cash flows for the year ended September 30, 2001 and the period May 9, 2000 (date of inception) to September 30, 2000 and the period from May 9, 2000 (date of inception) to September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Toski, Schaefer & Co., P.C.
Williamsville, New York
November 7, 2001




                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                                 Balance Sheets

                           September 30, 2001 and 2000



                           Assets                                                    2001             2000
                           ------                                                    ----             ----
Cash                                                                            $       100             -

Development costs                                                                    42,300            42,300

Deposit on leased mineral claim option                                                1,950             -
                                                                                    -------        ----------

                  Total assets                                                  $    44,350            42,300
                                                                                     ======            ======

           Liabilities and Stockholders' Equity

Liabilities - accounts payable - related party                                       14,350            12,300

Stockholders' equity - common stock, $.001
     par value, 50,000,000 share authorized,
     30,000,000 shares issued and outstanding                                        30,000            30,000
                                                                                     ------            ------

                  Total liabilities and stockholders' equity                    $    44,350            42,300
                                                                                     ======            ======


                See accompanying notes to financial statements.



                                INDUSTRIAL MINERALS INCORPORATED
                                  (A Development Stage Company)

                               Statements of Stockholders' Equity

                          Year ended September 30, 2001 and the period
                              from May 9, 2000 (date of inception)
                              to September 30, 2000 and the period
                              from May 9, 2000 (date of inception)
                                      to September 30, 2001




                                                     Year ended                 May 9, 2000               May 9,2000
                                                    September 30,             (inception) to             (inception) to
                                                       2001               September 30, 2000    September 30, 2001
                                                       ----               ------------------    ------------------

Stockholders' equity at inception
     or beginning of period                      $      30,000                     -                   -

Issuance of common stock                                 -                        30,000              30,000
                                                   -----------                    ------              ------

Stockholders' equity at end of period            $      30,000                    30,000              30,000
                                                        ======                    ======              ======





                See accompanying notes to financial statements.




                                INDUSTRIAL MINERALS INCORPORATED
                                  (A Development Stage Company)

                                    Statements of Cash Flows

                          Year ended September 30, 2001 and the period
                             from May 9, 2000 (date of inception) to
                                September 30, 2000 and the period
                              from May 9, 2000 (date of inception)
                                      to September 30, 2001



                                                       Year ended            May 9, 2000           May 9,2000
                                                     September 30,         (inception) to         (inception) to
                                                         2001             September 30, 2000     September 30, 2001
                                                         ----             ------------------     ------------------
Cash flows from operating activities:
     Net income                                    $       -                     -                      -
     Adjustments to reconcile net income
        to net cash provided by operating
        activities:
           Increase in accounts payable-
                related party                                100                 -                        100
                                                        --------            ----------               --------

Net increase in cash                                         100                 -                        100

Cash at beginning of period                                -                     -                      -
                                                      ----------            ----------            -----------

Cash at end of period                              $         100                 -                        100
                                                         =======            ==========               ========


Supplemental schedule of non-cash
   investing and financing activities:
       Development costs financed by:
         Accounts payable - related party          $       -                    12,300                 12,300

         Issuance of common stock                          -                    30,000                 30,000
                                                      ----------                ------                 ------

                                                   $       -                    42,300                 42,300
                                                      ==========                ======                 ======

       Deposit on leased mineral claim
              option financed by accounts
              payable - related party              $       1,950                 -                      1,950
                                                         =======            ==========                =======




                See accompanying notes to financial statements.

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                          Notes to Financial Statements

                           September 30, 2001 and 2000




(1)  Organization and Summary of Significant Accounting Policies
----------------------------------------------------------------

     (a) Organization
     ----------------
         Industrial Minerals Incorporated (the Company) (formerly Stralak
              Resources, Inc.) is a Nevada Corporation formed to acquire mineral rights for future production and sale of carbon flake graphite. The Company is currently in the development stage and is primarily focused on acquiring mineral rights for future excavation.

     (b) Basis of Accounting
     -----------------------
         The accompanying financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States of America.

     (c) Estimates
     -------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

     (d) Cash
     --------
         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     (e) Income Taxes
     ----------------
         The Company is liable for income taxes on any taxable income generated.

     (f) Change of Name
     ------------------

         In August 2001, the Company changed its name from Stralak Resources,
              Inc. to Industrial Minerals Incorporated.

(2)  Development Costs
----------------------
     Development costs represent exploration, survey, geology and geologic reserve review on the mineral rights associated with the mineral rights purchase agreement (note 4).

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued




(3)  Related Party Transactions
-------------------------------

     Related party transactions at September 30, 2001 and 2000 represent amounts due to Westland Capital, Inc. for development costs and a deposit on a leased mineral claim option amounting to $14,250 and $12,300 at September 30, 2001 and 2000, respectively. Westland Capital, Inc. is a stockholder of Industrial Minerals Incorporated. Additionally an amount due to Michael Stanek (Treasurer of the Board of Directors) for the initial deposit to open a checking account amounted to $100 at September 30, 2001.

(4)  Deposit on Leased Mineral Claim Option
-------------------------------------------

     In September 2001, Westland Capital, Inc. signed an option on leased mineral claims (the Agreement) on behalf of the Company and made a $3,000 (Canadian dollars) deposit ($1,950 U.S. dollars) on mineral claims in the Township of Maria, in the Province of Ontario. A closing on the Agreement will take place within 45 days of the seller providing proof of clear title that is satisfactory to Westland Capital, Inc. and proof of consent of the Ministry of Northern Development and Mines in Ontario, to the transfer of the claim.

     In accordance with the Agreement, at closing the Company is required to make a payment amounting to $47,000 (Canadian dollars). In addition, the Company is required to make royalty payments to the seller of $20 (Canadian dollars) per ton of graphite carbon concentrate produced and 2.5% of net smelter return payable on any other minerals derived from the property. An advance royalty of $27,000 (Canadian dollars) per annum will be paid to the seller in semi-annual installments, the first payment being due six months after the closing and subsequent payments at six month intervals thereafter.

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                                Table of Contents









                                                                     Page

Independent Auditor's Report                                         F-21

Financial Statements:
   Balance Sheets                                                    F-22

   Statements of Operations                                          F-23

   Statements of Stockholders' Equity                                F-24

   Statements of Cash Flows                                          F-25

Notes to Financial Statements                                        F-26 - F-29



                                    * * * * *

                          Toski, Schaefer & Co., P.C.
                          Certified Public Accountants
                             55 International Drive
                         Williamsville, New York 14221
                                 (716) 634-0700








                          INDEPENDENT AUDITOR'S REPORT



The Board of Directors
Industrial Minerals Incorporated
(A Development Stage Company):


We have audited the accompanying balance sheets of Industrial Minerals Incorporated (A Development Stage Company) as of December 31, 2001 and September 30, 2001, and the related statements of operations, stockholders' equity and cash flows for the three month period ended December 31, 2001, the year ended September 30, 2001, and the period from May 9, 2000 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Industrial Minerals Incorporated (A Development Stage Company) as of December 31, 2001 and September 30, 2001 and the results of its operations and its cash flows for the three month period ended December 31, 2001, the year ended September 30, 2001 and the period from May 9, 2000 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.




/s/ Toski, Schaefer & Co., P.C.
Williamsville, New York
March 27, 2002



                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                                 Balance Sheets

                    December 31, 2001 and September 30, 2001


                                                                                    December 31,       September 30,
                           Assets                                                        2001                2001
                           ------                                                        ----                ----
Cash                                                                                  $       134               100

Development costs                                                                          64,243            42,300

Equipment, at cost                                                                      3,500,000             -

Deposit on leased mineral claim option                                                      1,950             1,950
                                                                                     ------------           -------

                  Total assets                                                    $     3,566,327            44,350
                                                                                        =========            ======
           Liabilities and Stockholders' Equity

Liabilities - accounts payable:
     Non-related parties                                                                   24,943             -
     Related parties                                                                      220,452            14,350
                                                                                     ------------            ------

                  Total liabilities                                                       245,395            14,350
                                                                                     ------------            ------
Stockholders' equity:
     Common stock, $.001 par value, 50,000,000 share
         authorized, 35,000,000 shares issued and outstanding                              35,000            30,000
     Additional paid in capital                                                         3,295,000             -
     Accumulated deficit                                                                   (9,068)            -
                                                                                     ------------       -----------
                  Total stockholders' equity                                            3,320,932            30,000
                                                                                        ---------            ------

                  Total liabilities and stockholders' equity                      $     3,566,327            44,350
                                                                                        =========            ======



                See accompanying notes to financial statements.


                                INDUSTRIAL MINERALS INCORPORATED
                                  (A Development Stage Company)

                                    Statements of Operations

                           Three month period ended December 31, 2001,
                          year ended September 30, 2001 and the period
                              from May 9, 2000 (date of inception)
                                      to December 31, 2001




                                                                      Three month                          May 9, 2000
                                                                      period ended     Year ended      (inception) to
                                                                      December 31,  September 30,      December 31,
                                                                          2001             2001               2001
                                                                          ----             ----               ----

Income                                                               $     -                -                 -
                                                                       ---------        ---------         ---------

Expenses:
     Professional fees                                                     6,510            -                 6,510
     Organization fees                                                     1,844            -                 1,844
     Other general and administrative                                        714            -                   714
                                                                          ------                             ------

                           Total expenses                                  9,068            -                 9,068
                                                                           -----        ---------             -----

                           Net loss                                  $    (9,068)           -                (9,068)
                                                                           =====        =========             =====

Net loss per common share issued                                     $   (.0003)            -
                                                                          =====         =========

Average shares outstanding                                           31,666,666        30,000,000
                                                                     ==========        ==========



                See accompanying notes to financial statements.



                                INDUSTRIAL MINERALS INCORPORATED
                                  (A Development Stage Company)

                               Statements of Stockholders' Equity

                           Three month period ended December 31, 2001,
                          year ended September 30, 2001 and the period
                              from May 9, 2000 (date of inception)
                                      to December 31, 2001


                                                                                            Deficit
                                                                                           Accumulated
                                                                                           during the
                                                                            Additional      Develop-
                                                     Common Stock            Paid-in         ment
                                            ---------------------------
                                            # of shares          Amount      Capital        Stage        Totals
                                            -----------          ------     ----------     ------------  ------
Inception - May 9, 2000                         -             $     -          -               -          -

Balance - September 30, 2000                    30,000,000         30,000      -               -             30,000

Net loss                                        -                   -          -               -          -
                                        ------------------    --------------------------- -------------------------

Balance - September 30, 2001                    30,000,000         30,000      -               -             30,000

Issuance of stock for equipment                  5,000,000          5,000      3,295,000       -          3,300,000

Net loss                                        -                   -           -             (9,068)        (9,068)
                                        ------------------    ---------------------------     -----    ------------

Balance - December 31, 2001                     35,000,000    $    35,000      3,295,000     (9,068)      3,320,932
                                                ==========         ======      =========      =====       =========




                See accompanying notes to financial statements.



                                INDUSTRIAL MINERALS INCORPORATED
                                  (A Development Stage Company)

                                    Statements of Cash Flows

                           Three month period ended December 31, 2001,
                          year ended September 30, 2001 and the period
                              from May 9, 2000 (date of inception)
                                      to December 31, 2001


                                                              Three month                             May 9, 2000
                                                              period ended            Year ended        (inception) to
                                                              December 31,         September 30,     December 31,
                                                                2001                         2001                   2001
                                                                ----                         ----                   ----
Cash flows from operating activities:
     Net loss                                          $         (9,068)                -                    (9,068)
     Adjustments to reconcile net loss
        to net cash provided by operating
        activities:
           Increase in accounts payable                           9,102                   100                 9,202
                                                           ------------               -------          ------------

Net increase in cash                                                 34                   100                   134

Cash at beginning of period                                         100                 -                     -
                                                          -------------            ----------      ----------------

Cash at end of period                                  $            134                   100                   134
                                                          =============               =======         =============
Supplemental schedule of non-cash
   investing and financing activities:
       Development costs financed by:
         Accounts payable                              $         21,943                 -                    34,243

         Issuance of common stock                                 -                     -                    30,000
                                                       ----------------            ----------           -----------

                                                       $         21,943                 -                    64,243
                                                            ===========            ==========           ===========
       Equipment financed by:
           Accounts payable                            $        200,000                 -                   200,000

           Issuance of common stock                               5,000                 -                     5,000

           Additional paid in capital                         3,295,000                 -                 3,295,000
                                                              ---------            ----------             ---------

                                                       $      3,500,000                 -                 3,500,000
                                                              =========            ==========             =========
       Deposit on leased mineral claim
              option financed by accounts
              payable                                  $           -                    1,950                 1,950
                                                        ================               ======          ============



                See accompanying notes to financial statements.

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                          Notes to Financial Statements

                    December 31, 2001 and September 30, 2001





(1)  Organization and Summary of Significant Accounting Policies
----------------------------------------------------------------

     (a) Organization
     ----------------
         Industrial Minerals Incorporated (the Company) (formerly Stralak
              Resources, Inc.) is a Nevada Corporation formed to acquire mineral rights for future production and sale of carbon flake graphite. The Company is currently in the development stage and is primarily focused on acquiring mineral rights for future excavation.

     (b) Basis of Accounting
     -----------------------
         The accompanying financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States of America.

     (c) Estimates
     -------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

     (d) Cash
     --------
         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     (e) Net Loss Per Share
     ----------------------
         Net loss per share is based on the weighted average number of common shares.

     (f) Other Comprehensive Income
     ------------------------------
         The  Company has no material components of other comprehensive income
              (loss), and accordingly, net loss is equal to comprehensive loss in all periods.

     (g) Fair Value of Financial Instruments
     ---------------------------------------
         The fair value of the Company's financial instruments approximated their carrying values at December 31, 2001 and September 30, 2001.

     (h) Segment Information
     -----------------------
         The Company's operating segments all involve the acquisition of mineral rights for future production and sale of carbon flake graphite and are aggregated into one reporting segment.

     (i) Equipment
     -------------
         Equipment is stated at cost. There has been no provision for depreciation expense on equipment while the Company has been in the development stage.

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued


(1)  Organization and Summary of Significant Accounting Policies, Continued
---------------------------------------------------------------------------

     (j) Income Taxes
     ----------------
         The Company is liable for income taxes on any taxable income generated.

     (k) Change of Name
         --------------
         In August 2001, the Company changed its name from Stralak Resources,
              Inc. to Industrial Minerals Incorporated.

(2)  Development Costs
----------------------

     Development costs primarily represent exploration, survey, mineral testing, geology and geologic reserve review on the mineral rights associated with the mineral rights purchase agreement (note 4).

(3)  Related Party Transactions
-------------------------------

     Related party transactions for the three month period ended December 31, 2001 and for the year ended September 30, 2001 are summarized as follows:

     (a) Equipment
     -------------
         Krystar International Limited provided the equipment for a complete dry-process system (graphite application) to the Company. The equipment was valued at $3,500,000. The Company provided 5,000,000 shares of common stock and $200,000 to Krystar International Limited for this equipment. Krystar International Limited was an existing stockholder of Industrial Minerals Incorporated prior to this transaction.


     (b) Accounts Payable-Related Parties
     ------------------------------------
         Accounts payable-related parties consist of the following:
                                                                                     Three month
                                                                                     period ended       Year ended
                                                                                     December 31,      September 30,
                                                                                        2001               2001
                                                                                        ----               ----

         Amounts due to Westland Capital, Inc. for development
              costs and a deposit on a leased mineral claim option.
              Westland Capital, Inc. is a stockholder of Industrial
              Minerals Incorporated.                                                $      14,250            14,250

         Amounts due to Michael Stanek (Treasurer of the Board of Directors) for
              the initial deposit to open a checking account, office expenses and organization
              fees                                                                          2,125               100

         Amount due to Krystar International Limited for
              equipment (note 3(a))                                                       200,000             -

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued


(3)  Related Party Transactions, Continued
------------------------------------------


     (b) Accounts Payable-Related Parties, Continued
                                                                                      Three month
                                                                                       period ended      Year ended
                                                                                       December 31,    September 30,
                                                                                             2001           2001
                                                                                             ----           ----
         Amounts due to First Plain, Inc. for the initial deposit
              to open two checking accounts, professional fees
              and travel expenses.  First Plain, Inc. is a
              stockholder of Industrial Minerals Incorporated                               4,077             -
                                                                                        ---------       -----------

                           Total accounts payable-related parties                   $     220,452            14,350
                                                                                          =======            ======

(4)  Deposit on Leased Mineral Claim Option
-------------------------------------------

     In September 2001, Westland Capital, Inc. signed an option on leased mineral claims (the Agreement) on behalf of the Company and made a $3,000 (Canadian dollars) deposit ($1,950 U.S. dollars) on mineral claims in the Township of Maria, in the Province of Ontario. A closing on the Agreement will take place within 45 days of the seller providing proof of clear title that is satisfactory to Westland Capital, Inc. and proof of consent of the Ministry of Northern Development and Mines in Ontario, to the transfer of the claim.

     In accordance with the Agreement, at closing the Company is required to make a payment amounting to $47,000 (Canadian dollars). In addition, the Company is required to make royalty payments to the seller of $20 (Canadian dollars) per ton of graphite carbon concentrate produced and 2.5% of net smelter return payable on any other minerals derived from the property. An advance royalty of $27,000 (Canadian dollars) per annum will be paid to the seller in semi-annual installments, the first payment was made on March 12, 2002 and subsequent payments will be paid at six month intervals thereafter.

     In February 2002, the Company closed on the leased mineral claims.

(5)  Subsequent Event
---------------------

     On January 31, 2002, PNW Capital, Inc. (PNW), a Delaware corporation, entered into a definitive acquisition agreement to acquire Industrial Minerals Incorporated. Under the terms of the acquisition agreement, PNW will exchange a total of 31,500,000 of its common stock for 90% of the issued and outstanding shares of the Company. On February 20, 2002, PNW received executed documents from the participating shareholders of the Company representing 31,511,750 common shares (90%) for the exchange of shares of common shares of PNW on a one for one basis.

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued




(5)  Subsequent Event, Continued
--------------------------------

     The Company will become a wholly-owned subsidiary of PNW. PNW currently has no revenue producing operations. The stockholders of the Company will become stockholders of PNW, and their rights as stockholders will be governed by the PNW articles of incorporation and bylaws, as currently in effect, and the laws of the State of Delaware. Following the acquisition, PNW intends to carry on the Company's operations under the name Industrial Minerals Incorporated. PNW's current board of directors will resign and a new board of directors will be appointed subject to
         Section 14f Notice to Shareholders.

     The PNW board of directors approved the acquisition agreement with the Company and authorized the issuance of the exchange shares totaling 31,511,750 in a transaction exempt from Securities and Exchange Commission registration under Section 4(2), 4(6) and Regulation S as applicable because the board of directors of PNW believes that this acquisition will be to the benefit of shareholders.